                           Van Kampen High Yield Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2008 - August 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Amount of        % of
                                      Offering      Total          Shares        Offering     % of Funds
   Security    Purchase/    Size of   Price of    Amount of       Purchased      Purchased       Total                     Purchased
   Purchased   Trade Date  Offering    Shares      Offering        By Fund        By Fund       Assets       Brokers         From
------------------------------------------------------------------------------------------------------------------------------------
   Newfield                                                                                                 JPMorgan,
  Exploration                                                                                                 Morgan
   Co. Note     05/05/08       -       $100.00   $600,000,000     $415,000        0.069%        0.080%       Stanley,      JP Morgan
  7.125% fue                                                                                               BMO Capital    Securities
   5/15/2018                                                                                                 Markets,
                                                                                                           CALYON, RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                           Wells Fargo
                                                                                                           Securities,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                             LLC, DnB
                                                                                                               NOR
                                                                                                             Markets,
                                                                                                               BBVA
                                                                                                           Securities,
                                                                                                              Fortis
                                                                                                            Securities
                                                                                                           LLC, Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.
                                                                                                             and Wed
                                                                                                           Bush Morgan
                                                                                                            Securities

 CSC Holdings                                                                                                Banc of
   Inc. Note                                                                                                 America        Banc of
  8.500% due    05/28/08       -       $100.00   $500,000,000    $1,500,000       0.244%         0.24%      Securities      America
   6/15/2015                                                                                                  Ltd.,
                                                                                                            Citigroup
                                                                                                              Global
                                                                                                             Markets
                                                                                                              Ltd.,
                                                                                                            JPMorgan,
                                                                                                             Merrill
                                                                                                             Lynch &

                                                                                                           Co., Credit
                                                                                                            Suisse, GE
                                                                                                             Capital
                                                                                                             Markets
                                                                                                            Inc., BNP
                                                                                                             PARIBAS,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                              Inc.,
                                                                                                              Fortis
                                                                                                           Securities,
                                                                                                             Goldman
                                                                                                           Sachs & Co.
                                                                                                            Greenwich
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                              Inc.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              Piper
                                                                                                            Jaffray &
                                                                                                           Co., Scotia
                                                                                                             Capital
                                                                                                              Inc.,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                           Humphrey and
                                                                                                             Wedbush
                                                                                                              Morgan
                                                                                                            Securities
                                                                                                               Inc.

 XM Satellite                                                                                               JPMorgan,
Radio Holdings                                                                                                Morgan       JP Morgan
   Inc. Note    07/24/08       -       $89.930   $778,500,000     $965,000        0.124%        0.080%     Stanley and    Securities
  13.00% due                                                                                                   UBS
   8/1/2013                                                                                                 Investment
                                                                                                               Bank